Business transactions	12 Months Ended
Dec. 31, 2020
Disclosure Of Business transactions [Abstract]
Disclosure Of Business Transactions Explanatory [Text Block]

Note 36     Business transactions

36.1 Acquisition of Amerisur Resources Limited

On January 16, 2020, GeoPark acquired the 100% share capital of Amerisur Resources Limited, a company listed on the Alternative Investment Market (“AIM”) of the London Stock Exchange. After the acquisition, the company was delisted and its name changed to Amerisur Resources Limited. The principal activities of Amerisur Resources Limited and its subsidiaries (“Amerisur”) are exploration, development and production for oil and gas reserves in Latin America. Amerisur owns thirteen production, development and exploration blocks in Colombia (twelve operated blocks in the Putumayo basin and one non-operated block in the Llanos basin) and a cross-border oil pipeline from Colombia to Ecuador named Oleoducto Binacional Amerisur (“OBA”).

GeoPark paid a cash consideration of US$ 314,163,077 at the transaction date.

In accordance with the acquisition method of accounting, the acquisition cost was allocated to the underlying assets acquired and liabilities assumed based primarily upon their estimated fair values at the date of acquisition. An income approach (being the net present value of expected future cash flows) was adopted to determine the fair values of the mineral interest. Estimates of expected future cash flows reflect estimates of projected future revenues, production costs and capital expenditures based on our business model. The excess of acquisition cost, if any, over the net identifiable assets acquired represents goodwill.

The following table summarizes the combined consideration paid for the acquired business and the final allocation of fair value of the assets acquired and liabilities assumed for the abovementioned transaction:

Amounts in US$‘000	Total
Cash	314,163
Total consideration	314,163
Property, plant and equipment (including mineral interest)	276,988
Right-of-use assets	16,674
Deferred income tax asset	4,071
Prepayments and other receivables	30,024
Trade receivables	5,964
Inventories	4,128
Other assets	5,991
Cash and cash equivalents	41,828
Lease liabilities	(17,851)
Provision for other long-term liabilities	(16,519)
Current income tax liability	(3,426)
Trade and other payables	(33,709)
Total identifiable net assets	314,163

Considering that Amerisur issues financial information on a monthly basis, the Group has considered the identified assets and liabilities as of December 31, 2019. If the purchase price allocation exercise had been carried out as of January 16, 2020, it would not have deferred significantly.

Since the acquisition date, Amerisur contributed revenue of US$ 42,855,000 and net loss of US$ 5,523,000 within the Consolidated Statement of Income for the year ended December 31, 2020.

36.2 Colombia

36.2.1 La Cuerva and Yamu Blocks

On November 2, 2018, GeoPark executed a purchase and sale agreement to sell its 100% working interest in the La Cuerva and Yamu Blocks, in Colombia. The total consideration is US$ 18,000,000, less a working capital adjustment of US$ 1,934,000, plus a contingent payment of US$ 2,000,000. Closing of the transaction took place in July 2019, after the corresponding customary regulatory approvals. As a consequence of this transaction, GeoPark collected an advance payment of US$ 9,000,000 in November 2018 and the final payment (which includes the working capital adjustment) of US$ 7,066,000 in July 2019.

The following table summarizes the assets and liabilities related to these blocks and the result of the transaction at its closing date:

Amounts in US$‘000	Total
Advance Payment	9,000
Final payment (including working capital adjustment)	7,066
Total consideration	16,066
Assets held for sale	23,211
Liabilities associated with assets held for sale	(9,447)
Other net current assets	2,416
Total identifiable net assets	16,180
Result of the transaction recognized in the Condensed Consolidated Statement of Income	(114)

36.3 Brazil

36.3.1 Manati Block

On November 22, 2020, GeoPark signed an agreement to sell its 10% non-operated working interest in the Manati Block in Brazil. The total consideration amounts to Brazilian Real 144,400,000 (equivalent to US$ 27,787,000 as of December 31, 2020), including a fixed payment of Brazilian Real 124,400,000 plus an earn-out of Brazilian Real 20,000,000, which is subject to obtaining certain regulatory approvals. The transaction is subject to certain conditions, including the acquisition by the acquirer of the remaining working interest and operatorship of the Manati gas field, and other regulatory approvals. As of December 31, 2020, these conditions have not been met.

36.3.2 REC-T-128 Block

In July 2020, GeoPark initiated a farm-out process to sell its 70% interest in the currently non-producing REC-T-128 Block in Brazil. On March 1, 2021, the farm-out agreement was signed. The total consideration is US$ 1,100,000, plus a contingent payment of up to US$ 710,000. Closing of the transaction is subject to regulatory approvals, which are expected to occur during 2021. As of the date of these Consolidated Financial Statements, the amount of Property, plant and equipment related to the block was impaired to its fair value less cost to sale (see Note 37) and classified as held for sale.

36.4 Argentina

36.4.1 Aguada Baguales, El Porvenir and Puesto Touquet Blocks

On March 27, 2018, GeoPark acquired a 100% working interest and operatorship of the Aguada Baguales, El Porvenir and Puesto Touquet Blocks, which are located in the Neuquen Basin, for a total consideration of US$ 52,000,000, less a working capital adjustment of US$ 3,150,000.

36.5 Peru

36.5.1 Morona Block

On July 15, 2020, GeoPark notified its irrevocable decision to retire from the non-producing Morona Block (Block 64) in Peru, due to extended force majeure, which allows for the termination of the license contract. As of the date of these Consolidated Financial Statements, the negotiations for transferring the operationship of the block are still ongoing. Consequently, GeoPark performed an analysis of the fair value of its assets and liabilities in Peru in accordance with the available best estimation of the results of the negotiations.

As a result of the abovementioned situation, the Group recognized an impairment of its Property, plant and equipment for a total amount of US$ 33,976,000, wrote-down VAT credits for US$ 6,017,000 and Deferred income tax asset for US$ 8,353,000, recognizing those charges within Other expenses and Income tax expenses, respectively, in the Consolidated Statement of Income, and recognized a provision for environmental obligations for a present value of US$ 1,886,000, with impact in Other expenses in the Consolidated Statement of Income.

Note 36.6 Non-controlling interest in Colombia and Chile’s business from LG International

On November 28, 2018, GeoPark executed an agreement to acquire the LG International Corporation (“LGI”) interest in GeoPark’s Colombian and Chilean operations and subsidiaries.

The acquisition price included a fixed payment of US$ 81,000,000 paid at closing, plus two equal installments of US$ 15,000,000 each, to be paid in June 2019 and June 2020. Additionally, three contingent payments of US$ 5,000,000 each could be payable over the next three years, subject to certain production thresholds being exceeded. As of the date of these Consolidated Financial Statements, the first installment of US$ 15,000,000 and US$ 11,500,000 plus interests of the second installment  were already paid, and the production threshold corresponding to the first two contingent payments of US$ 5,000,000  were not exceeded. The remaining US$ 3,500,000 plus interests of the second installment were fully repaid in February 2021.